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                                                                   Exhibit 10.18

               FIRST AMENDMENT TO GLOBAL CLINICAL TRIALS AGREEMENT


         This First Amendment to Global Clinical Trials Agreement (the "First Amendment") dated January 18, 2001 with an Effective Date of January 1, 2000 (the "Effective Date"), is made between SMITHKLINE BEECHAM PLC ("SB") and QUEST DIAGNOSTICS INCORPORATED ("Quest Diagnostics").

                                   Background

         SB and Quest Diagnostics are parties to a Global Clinical Trials Agreement dated as of August 9, 1999 (the "Agreement"). SB and Quest Diagnostics desire to amend the Agreement as set forth herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. All terms not defined herein shall have the meanings ascribed to them in the Agreement. The term "Quest Diagnostics" as used herein means the same entity described in the "Agreement" as "Quest."

         2. The Agreement is hereby amended to replace EXHIBIT C-1 and EXHIBIT C-2 of the Agreement for calendar year 1999 with EXHIBIT C-1a for calendar year 2000, attached hereto and incorporated herein, and EXHIBIT C-2a for calendar year 2001, attached hereto and incorporated herein. EXHIBIT C-1a sets forth the schedule of fees for 2000 that Quest Diagnostics will charge SB for clinical trials laboratory testing in the North American and European Territories. EXHIBIT C-2a sets forth the schedule of fees for 2001 that Quest Diagnostics will charge SB for clinical trials laboratory testing in the North American and European Territories.

         3. Section VII (10) of the Agreement relating to
Result\View'r'is hereby amended to add the following sentence to the end of the section:

For the years 2000 and 2001, SB shall pay the fees for, and Quest Diagnostics shall provide the services related to, Result\View'r' as set forth in EXHIBIT E (Result\View'r'), attached hereto and incorporated herein.

         4. Pursuant to Section VII(5) of the Agreement, if any significant changes are made to a Study's protocol or central laboratory worksheet (CLW) by SB that require additional work or resources not included in the original cost proposal for the Study, such changes shall be charged to SB in accordance with EXHIBIT F (Minimum Charges), attached hereto and incorporated herein. If any significant changes are made to a Study's protocol or CLW, SB shall provide a formal request to Quest Diagnostics to prepare and submit a Change in Scope form to address such changes. Quest Diagnostics shall be responsible for the preparation of an accurate, properly executed Change In Scope form,






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in the form of EXHIBIT G, attached hereto and incorporated herein, for any such change(s) in the Study's protocol or CLW.

         5. Charges for hard-copy lab reporting shall be as set forth in EXHIBIT H, attached hereto and incorporated herein.

         6. In accordance with Section I(2) of the Agreement, all Services shall be performed in accordance with a properly executed Task Description in the form of EXHIBIT I, attached hereto and incorporated herein. SB agrees to cover the cost of services and related expenses incurred by Quest Diagnostics in performing agreed activities on a specific protocol prior to completion of all required paperwork incident to such protocol in order to initiate the study in accordance with agreed study timelines.

         7. All Services requested by SB under the Agreement shall be performed by Quest Diagnostics or an Affiliate. Quest Diagnostics shall not use any other laboratories to perform Services for SB without the prior written consent of SB.

         8. Quest Diagnostics will adhere to the sample acceptance and analysis criteria as defined in their Standard Operating Procedures. Where samples are found to be unacceptable for analysis, Quest Diagnostics will inform the appropriate Clinical Investigator.

         9. All other provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Global Clinical Trials Agreement as of the date set forth above.

SMITHKLINE BEECHAM PLC                                  QUEST DIAGNOSTICS INCORPORATED


By: _______________________________                  By:________________________________

Printed Name:______________________                  Printed Name:______________________

Title:_____________________________                  Title:_____________________________





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